                                   EXHIBIT 23.3

                     CONSENT OF WILDMAN, HARROLD, ALLEN & DIXON

                          WILDMAN, HARROLD, ALLEN & DIXON

                     CONSENT OF WILDMAN, HARROLD, ALLEN & DIXON


Wildman, Harrold, Allen & Dixon hereby consents to the reference of our name under the headings "Prospectus Summary--Risk Factors and Conflicts of Interest--Tax Risks," in paragraph 8 under "Conflicts of Interest," "Federal Income Tax Considerations" and "Legal Matters" in this Prospectus constituting a part of this Registration Statement on Form S-11.

                              WILDMAN, HARROLD, ALLEN & DIXON





Chicago, Illinois
September 24, 1998